Exhibit 10.23

Memorandum of Agreement

This Memorandum of Agreement (“Agreement”) is entered into as of November 17, 2025, by and between American Ocean Minerals Corporation (“AOMC”) and CIC LLC (“CIC”).

RECITALS

WHEREAS, CIC has existing consulting agreements with certain individuals to perform services; and

WHEREAS, AOMC desires to utilize the services of these individuals and to represent them as part of its team in various communications, and CIC agrees to make them available and grant such permissions under the terms herein.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1. Verification of Personnel

I, Gregory P. Stemm, as Managing Member of CIC LLC, hereby verify that the following individuals (“Consultants”) have consulting agreements with CIC LLC for services rendered on CIC Projects:

•	Charles Morgan

•	Tom Detweiller

•	David Weight

•	David Fontes

•	Donna MacKenzie

2. Provision of Services

CIC agrees to make the Consultants listed in Section 1 available to AOMC. The Consultants’ services shall include working in various capacities for American Ocean Minerals Corporation, as mutually agreed upon by AOMC and CIC.

3. CIC Authority and Representations

CIC represents and warrants that: (a) it has the requisite authority to provide the services of all Consultants listed in Section 1 to AOMC as contemplated by this Agreement. (b) Each of the Consultants listed in Section 1 has in their respective contracts with CIC, granted the necessary authority to CIC to prevent this arrangement.

4. Permission for Representation and Use in Materials

CIC hereby gives express permission to AOMC for the following: (a) To represent that Thomas Detweiller, Charles Morgan, and David Weight will be part of the consolidated entity. (b) To include all Consultants listed in Section 1 (Charles Morgan, Thomas Detweiller, David Weight, David Fontes, and Donna MacKenzie) in any and all investor materials, presentations, decks, websites, or any other means of communication, identifying them as team members or consultants available to or working with AOMC.

AGREED AND ACCEPTED:

FOR CIC LLC:

Signature:	/s/ Gregory P. Stemm

Name: Gregory P. Stemm

Title: Managing Member

Date: Nov 17, 2025

FOR AMERICAN OCEAN MINERALS CORPORATION

Signature:	/s/ Philip F. Plough

Name: Philip Plough

Title: Director

Date: Nov. 17th, 2025